UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018

THE FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Mississippi (State or other jurisdiction of incorporation or organization)	33-94288 (Commission File Number)	64-0862173 (I.R.S. Employer Identification Number)

6480 U.S. Highway 98 West, Suite A

Hattiesburg, Mississippi

(Address of principal executive officers)

39402

(Zip Code)

(601) 268-8998

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2018 (the “Original Form 8-K”) by The First Bancshares, Inc. (the “Company”), concerning the Company’s decision to engage Crowe Horwath LLP (“Crowe”) as its independent registered public accounting firm following the issuance of the Company’s audited financial statements and completion of the audit services provided by T.E. Lott and Company (“Lott”) for the year ended December 31, 2017, and the filing of the Company’s 2017 Annual Report on Form 10-K (the “2017 Annual Report”) on March 16, 2018.

Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously announced in the Original Form 8-K, on February 15, 2018, the Audit Committee of the Board of Directors of the Company approved the engagement of Crowe as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018. Lott continued as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017. On March 16, 2018 (the “Filing Date”), the Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 with the SEC, at which time Lott completed its audit of the Company’s consolidated financial statements for such fiscal year and the Company’s retention of Lott as its independent registered public accounting firm with respect to the audit of Company’s consolidated financial statements ended.

Lott’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2016 and December 31, 2017 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2016 and December 31, 2017, and the subsequent interim period through the Filing Date, there were (i) no disagreements with Lott within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lott, would have caused Lott to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company for such years; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Lott with a copy of the disclosures contained herein prior to filing with the SEC and requested that Lott furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of Lott’s letter dated March 22, 2018, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter, dated March 22, 2018, from T.E. Lott & Company to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The First Bancshares, Inc.

Date: March 22, 2018
/s/ Donna T. (Dee Dee) Lowery
	Name:	Donna T. (Dee Dee) Lowery
	Title:	EVP and CFO